UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

REVOLUTION HEALTHCARE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40190	86-1403778
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 University Road Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

(617) 234-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fifth of one redeemable warrant to acquire one share of Class A Common Stock	REVHU	The NASDAQ Stock Market LLC

Class A Common Stock included as part of the SAILSM securities	REVH	The NASDAQ Stock Market LLC

Redeemable Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	REVHW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 10, 2021, Revolution Healthcare Acquisition Corp. (the “Company”) announced that the holders of the Company’s SAILSM securities (the “SAILSM securities”) may elect to separately trade the shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), and warrants included in the SAILSM securities commencing on May 10, 2021. Each SAILSM security consists of one share of Class A common stock and one-fifth of one warrant to purchase one share of Class A common stock. Any SAILSM securities not separated will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the symbol “REVHU”. Any underlying shares of Class A common stock and warrants that are separated will trade on Nasdaq under the symbols “REVH” and “REVHW,” respectively. No fractional warrants will be issued upon separation of the SAILSM securities and only whole warrants will trade. Holders of SAILSM securities will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ SAILSM securities into shares of Class A common stock and warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the SAILSM securities is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated May 10, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2021

REVOLUTION HEALTHCARE ACQUISITION CORP.

By:	/s/ Jay Markowitz
Name:	Jay Markowitz
Title:	Chief Executive Officer